SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                           -------------------------


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               December 9, 1999
                        --------------------------------
                       (Date of earliest event reported)

                              Staff Leasing, Inc.
            (Exact name of registrant as specified in its charter)

              Florida                 0-28148                     65-0735612
          ---------------           -----------               ----------------
          (State or other           (Commission               (I.R.S. Employer
          jurisdiction of               File                   Identification
           organization)               Number)                     Number)

                            600 301 Boulevard West                 34205
                                   Suite 202                     ----------
                               Bradenton, Florida                (Zip Code)
                   ----------------------------------------
                   (Address of principal executive offices)

                                (941) 748-4540
              --------------------------------------------------
             (Registrant's telephone number, including area code)


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Item 5.  Other Events

          On December 9, 1999, the Board of Directors of Staff Leasing, Inc. (the "Corporation") adopted certain amendments to the Corporation's Bylaws and issued a related press release. The Bylaws were amended as follows:

          In Article 6.1, the words "one or more" were inserted immediately prior to the words "Chief Executive Officer".

          Article 6.8 was deleted in its entirety and replaced with the following paragraph:

          "6.8 Office of the Chief Executive. The Office of the Chief Executive shall be occupied by one or more persons appointed by the Board of Directors. The Chief Executive Officer shall report directly to the Executive Committee of the Board of Directors and shall have general supervision and direction over the business and management of the Corporation, subject to the control of the Executive Committee. The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Executive Committee, the Board of Directors or these Bylaws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed, and, in general, shall perform all duties incident to the Office of the Chief Executive and such other duties as from time to time may be assigned to him or her by the Executive Committee or by these Bylaws. In the event that the Board of Directors appoints more than one person to occupy the position of Chief Executive Officer, the term "Chief Executive Officer" shall refer to each of the Co-Chief Executive Officers so appointed."

          This description is qualified in its entirety by the full text of the amended and restated Bylaws attached as Exhibit 3.2 hereto and incorporated herein by reference.


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Item 7.  Financial Statements and Exhibits

          The Bylaws of the Corporation, as amended and restated on December 9, 1999, and the Corporation's press release related thereto, dated December 10, 1999, are attached hereto as Exhibit 3.2 and Exhibit 99.1, respectively, and incorporated herein by reference.


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


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STAFF LEASING, INC.

                                    by: /s/ Ross A. Robinson
                                        --------------------------
                                        Name:  Ross A. Robinson
                                        Title: Vice President of Human
                                               Resources & General Counsel

Date: December 15, 1999



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                                 Exhibit Index

     Exhibit No.                     Exhibit                      Page No.
     ----------      ----------------------------------         -----------
         3.2         Amended and Restated Bylaws of
                     Staff Leasing, Inc.

         99.1        Press Release of Staff Leasing,
                     Inc., dated December 10, 1999.



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